UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               October 27, 2006

INSPIRE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its charter)

        Delaware                                        000-31135                                     04-3209022
(State or Other Jurisdiction                             (Commission                                               (IRS Employer
of Incorporation)                                            File Number)                                             Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina         27703-8466
(Address of Principal Executive Offices)                                                             (Zip Code)

Registrant's telephone number, including area code          (919) 941-9777

_____________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

       On October 30, 2006, Inspire issued a press release, attached hereto and made a part hereof, announcing the election of Dr. Nancy Hutson to Inspire's Board of Directors on October 27, 2006. Dr. Hutson will serve as a member of Inspire's Compensation Committee.

Item 9.01      Financial Statements and Exhibits.

(c)     Exhibits.

No.                  Description

99.1                 Press Release, dated October 30, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         Inspire Pharmaceuticals, Inc.

                                                                         By: /s/ Christy L. Shaffer
                                                                               Christy L. Shaffer,
                                                                               President and Chief Executive Officer

Dated: November 2, 2006

EXHIBIT INDEX

No.                  Description

99.1                 Press Release, dated October 30, 2006